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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 14, 2002
                                         --------------
                        (Date of earliest event reported)

                           HELLER FUNDING CORPORATION
                           --------------------------
                 HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-2
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

           333-30207-02                                  36-4165546
           ------------                                  ----------
     (Commission File Number)               (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                   60661
-----------------------------------------                   -----
(Address of principal executive offices)                 (Zip Code)

                                 (312) 441-7246
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events
-------  ------------

Attached, for the Distribution Date of March 14, 2002, is the Monthly Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of March 14, 2002.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2002
       --------------



                                                     HELLER FUNDING CORPORATION



                                                     By:  /s/ Carol J. Radtke
                                                              ------------------
                                                              Carol J. Radtke
                                                     Title:   Vice President

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                                  EXHIBIT INDEX

Exhibit
Number      Document Description
------      --------------------
  99        Heller Funding Corporation - Monthly Report for the Distribution
            Date of March 14, 2002.